UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report

April 19, 2013

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14798 (Commission File Number)	11-3500746 (IRS Employer Identification No.)
2140 North Miami Avenue Miami, Florida (Address of principal executive offices)		33127 (Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2013, ERBA Diagnostics, Inc. (the “Company”) received a letter from NYSE MKT LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2012 with the Securities and Exchange Commission (the “SEC”). The letter also states that the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2012 is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange.

The Exchange has informed the Company that, in order to maintain its listing on the Exchange, the Company must, by May 1, 2013, submit a plan of compliance (the “Plan”) addressing how it intends to regain compliance with Sections 134 and 1101 of the Company Guide by July 16, 2013 (the “Plan Period”). If the Company’s Plan is accepted by the Exchange, then the Company may be able to continue its listing during the Plan Period, during which time it will be subject to periodic review to determine whether it is making progress consistent with the Plan. If the Company’s Plan is not accepted by the Exchange, then the Company will be subject to delisting proceedings. Furthermore, if the Plan is accepted by the Exchange, but the Company is not in compliance with the continued listing standards of the Company Guide by July 16, 2013, or if the Company does not make progress consistent with the Plan during the Plan Period, then the Exchange staff will initiate delisting proceedings as appropriate. The Company is working diligently to submit the Plan by May 1, 2013 and to regain compliance with the Company Guide by July 16, 2013.

On April 19, 2013, the Company made a press release announcing its receipt of the letter from the Exchange. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit 99.1 - Press Release dated April 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: April 19, 2013	By:	/s/ Kevin Clark
Kevin Clark,
CEO, COO and President

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 19, 2013.